PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68491-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

DETACH AND RETURN THIS PORTION ONLY

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
1. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Aggressive Equity Portfolio, a series of VIP Trust, into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68492-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68493-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

DETACH AND RETURN THIS PORTION ONLY

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
2. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Technology Portfolio, a series of VIP Trust, into the Multimanager Technology Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68494-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68495-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

DETACH AND RETURN THIS PORTION ONLY

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
3. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Core Bond Portfolio, a series of VIP Trust, into the Multimanager Core Bond Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68496-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68497-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
4. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68498-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68499-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

DETACH AND RETURN THIS PORTION ONLY

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
5. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68500-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68501-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

DETACH AND RETURN THIS PORTION ONLY

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
6. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust, into the EQ/Large Cap Core PLUS Portfolio, a series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68502-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68503-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
7. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Value Portfolio, a series of VIP Trust, into the EQ/Large Cap Value PLUS Portfolio, a series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68504-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68505-Z62675

KEEP THIS PORTION FOR YOUR RECORDS

PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD.

DETACH AND RETURN THIS PORTION ONLY

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
8. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager International Equity Portfolio, a series of VIP Trust, into the EQ/International Core PLUS Portfolio, a series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68506-Z62675

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the "Contracts") whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of AXA Premier VIP Trust (the "VIP Trust"), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68521-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
1. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Aggressive Equity Portfolio, a series of VIP Trust, into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68522-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68523-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
2. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Technology Portfolio, a series of VIP Trust, into the Multimanager Technology Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68524-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the"VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68525-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
3. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Core Bond Portfolio, a series of VIP Trust, into the Multimanager Core Bond Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68526-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68527-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
4. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68528-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68529-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
5. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68530-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68531-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
6. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust, into the EQ/Large Cap Core PLUS Portfolio, a series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68532-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68533-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
7. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Value Portfolio, a series or VIP Trust, into the EQ/Large Cap Value PLUS Portfolio, a series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68534-S17218

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68535-S17218

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE THIS PROXY CARD.

AXA PREMIER VIP TRUST'S (the "VIP Trust") BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
8. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager International Equity Portfolio, a series of VIP Trust, into the EQ/International Core PLUS Portfolio, a series of EQ Advisors Trust.	☐	☐	☐

To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the VIP Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

M68536-S17218

AXA PREMIER VIP TRUST
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the"VIP Trust") on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the "Acquired Portfolios"), each a series of VIP Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated March 31, 2014 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his/her discretion, on such other matters as may properly come before the Meeting, with all the power the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.